Exhibit 99.1

McKESSON REPORTS FISCAL 2015 SECOND-QUARTER RESULTS

•	Revenues of $44.8 billion for the second quarter, up 36%.

•	Second-quarter GAAP earnings per diluted share from continuing operations of $2.05, up 13%.

•	Second-quarter Adjusted Earnings per diluted share from continuing operations of $2.79, up 21%.

•	Fiscal 2015 Outlook: Adjusted Earnings per diluted share of $10.50 to $10.90.

SAN FRANCISCO, October 28, 2014 – McKesson Corporation (NYSE:MCK) today reported that revenues for the second quarter ended September 30, 2014 were $44.8 billion, up 36% compared to $33 billion a year ago. On the basis of U.S. generally accepted accounting principles (“GAAP”), second-quarter earnings per diluted share from continuing operations was $2.05 compared to $1.82 a year ago.

Second-quarter Adjusted Earnings per diluted share from continuing operations was $2.79, up 21% compared to $2.30 a year ago.

“McKesson delivered another quarter of solid results reflecting strong execution across our business. We are very pleased with our performance for the first half of Fiscal 2015,” said John H. Hammergren, chairman and chief executive officer. “We continue to expect Adjusted Earnings per diluted share from continuing operations of $10.50 to $10.90 for the fiscal year ending March 31, 2015.”

For the first half of the fiscal year, McKesson generated cash from operations of $165 million, and ended the quarter with cash and cash equivalents of $3.8 billion. During the first half of the fiscal year, McKesson paid $115 million in dividends, had internal capital spending of $272 million, and spent $31 million on acquisitions.

1

Segment Results

Distribution Solutions revenues were $44 billion, up 37% for the quarter on a reported and constant currency basis, mainly driven by the contribution from our acquisition of Celesio and market growth.

North America pharmaceutical distribution and services revenues, which include results from U.S. Pharmaceutical, McKesson Canada and McKesson Specialty Health, were up 14% as reported and 15% on a constant currency basis for the quarter, reflecting continued demand for two recently launched drugs for the treatment of Hepatitis C, market growth and our mix of business.

International pharmaceutical distribution and services revenues were $7.3 billion, an increase of 4% on the underlying results of Celesio on a constant currency basis.

Medical-Surgical distribution and services revenues were up 4% for the quarter, driven by market growth.

In the second quarter, Distribution Solutions GAAP operating profit was $793 million and GAAP operating margin was 1.80%. Second-quarter adjusted operating profit was $1,063 million and the adjusted operating margin was 2.42%.

Technology Solutions revenues were $770 million, down 6% in the second quarter compared to the prior year, driven by anticipated revenue softness from the Horizon clinical software platform and the planned elimination of a product line, partially offset by growth in other technology businesses. GAAP operating profit was $125 million for the second quarter and GAAP operating margin was 16.23%. Adjusted operating profit was $139 million for the second quarter and adjusted operating margin was 18.05%.

Fiscal Year 2015 Outlook

McKesson expects Adjusted Earnings per diluted share from continuing operations between $10.50 and $10.90 for the fiscal year ending March 31, 2015, based on an updated exchange rate of $1.31 per Euro, which excludes the following GAAP items:

•	Amortization of acquisition-related intangible assets of $1.32 per diluted share.

•	Acquisition expenses and related adjustments of 57 cents per diluted share.

•	LIFO inventory-related charges of 97 cents to $1.07 per diluted share.

2

Adjusted Earnings

McKesson separately reports financial results on the basis of Adjusted Earnings. Adjusted Earnings is a non-GAAP financial measure defined as GAAP income from continuing operations, excluding amortization of acquisition-related intangible assets, acquisition expenses and related adjustments, certain litigation reserve adjustments, and Last-In-First-Out (“LIFO”) inventory-related adjustments. A reconciliation of McKesson’s financial results determined in accordance with GAAP to Adjusted Earnings is provided in Schedules 2, 3 and 4 of the financial statement tables included with this release.

Risk Factors

Except for historical information contained in this press release, matters discussed may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. It is not possible to predict or identify all such risks and uncertainties; however, the most significant of these risks and uncertainties are described in the company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: changes in the U.S. healthcare industry and regulatory environment; changes in the Canadian healthcare industry and regulatory environment; changes in the European regulatory environment with respect to privacy and data protection regulations; managing foreign expansion, including the related operating, economic, political and regulatory risks; the company’s ability to successfully identify, consummate, finance and integrate acquisitions; material adverse resolution of pending legal proceedings; exposure to European economic conditions, including recent austerity measures taken by certain European governments; competition; substantial defaults in payment or a material reduction in purchases by, or the loss of, a large customer or group purchasing organization; the loss of government contracts as a result of compliance or funding challenges; public health issues in the U.S. or abroad; malfunction, failure or breach of sophisticated internal information systems to perform as designed; the adequacy of insurance to cover property loss or liability claims; the company’s failure to attract and retain customers for its software products and solutions due to integration and implementation challenges, or due to an inability to keep pace with technological advances; the company’s proprietary products and services may not be adequately protected, and its products and solutions may be found to infringe on the rights of others; system errors or failure of our technology products and solutions to conform to specifications; disaster or other event causing interruption of customer access to data residing in our service centers; the delay or extension of our sales or implementation cycles for external software products; changes in circumstances that could impair our goodwill or intangible assets; new or revised tax legislation or challenges to our tax positions; general economic conditions, including changes in the financial markets that may affect the availability and cost of credit to the company, its customers or suppliers; changes in accounting principles generally accepted in the United States of America; and withdrawal from participation in multiemployer pension plans or if such plans are reported to have underfunded liabilities. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

3

The company has scheduled a conference call for 5:00 PM ET. The dial-in number for individuals wishing to participate on the call is 719-234-7317. Erin Lampert, senior vice president, Investor Relations, is the leader of the call, and the password to join the call is ‘McKesson’. A replay of this conference call will be available for five calendar days. The dial-in number for individuals wishing to listen to the replay is 719-457-0820 and the pass code is 2208902. A webcast of the conference call will also be available live and archived on the company’s Investor Relations website at http://investor.mckesson.com.

Shareholders are encouraged to review SEC filings and more information about McKesson, which are located on the company’s website.

About McKesson

McKesson Corporation, currently ranked 15th on the FORTUNE 500, is a healthcare services and information technology company dedicated to making the business of healthcare run better. We partner with payers, hospitals, physician offices, pharmacies, pharmaceutical companies and others across the spectrum of care to build healthier organizations that deliver better care to patients in every setting. McKesson helps its customers improve their financial, operational, and clinical performance with solutions that include pharmaceutical and medical-surgical supply management, healthcare information technology, and business and clinical services. For more information, visit http://www.mckesson.com.

###

Contact:

Erin Lampert, 415-983-8391 (Investors and Financial Media)

Erin.Lampert@McKesson.com

Kris Fortner, 415-983-8352 (General and Business Media)

Kris.Fortner@McKesson.com

4

Schedule 1

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP

(unaudited)

(in millions, except per share amounts)

	Quarter Ended September 30,			Six Months Ended September 30,
	2014	2013	Change	2014	2013	Change
Revenues	$44,758	$32,985	36%	$88,816	$65,224	36%
Cost of sales (1) (2)	(41,835)	(30,964)	35	(83,096)	(61,273)	36

Gross profit	2,923	2,021	45	5,720	3,951	45
Operating expenses	(2,135)	(1,300)	64	(4,244)	(2,560)	66
Litigation charges	—	(35)	—	—	(50)	—

Total operating expenses	(2,135)	(1,335)	60	(4,244)	(2,610)	63

Operating income	788	686	15	1,476	1,341	10
Other income, net	24	9	167	44	15	193
Interest expense	(99)	(59)	68	(200)	(118)	69

Income from continuing operations before income taxes	713	636	12	1,320	1,238	7
Income tax expense	(222)	(213)	4	(404)	(387)	4

Income from continuing operations after tax	491	423	16	916	851	8
Loss from discontinued operations, net of tax (3)	(14)	(19)	(26)	(28)	(23)	22

Net income	477	404	18	888	828	7
Net income attributable to noncontrolling interests (4)	(8)	—	—	(16)	—	—

Net income attributable to McKesson Corporation	$469	$404	16	$872	$828	5

Earnings (loss) per common share attributable to McKesson Corporation (5)
Diluted
Continuing operations	$2.05	$1.82	13%	$3.83	$3.66	5%
Discontinued operations	(0.06)	(0.08)	(25)	(0.12)	(0.10)	20

Total	$1.99	$1.74	14	$3.71	$3.56	4

Basic
Continuing operations	$2.08	$1.85	12%	$3.89	$3.73	4%
Discontinued operations	(0.06)	(0.09)	(33)	(0.12)	(0.10)	20

Total	$2.02	$1.76	15	$3.77	$3.63	4

Weighted average common shares
Diluted	235	233	1%	235	232	1%
Basic	232	229	1	231	228	1

(1)	Technology Solutions segment results for the first six months of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was primarily recorded in cost of sales.
(2)	Cost of sales for the second quarter and first six months of fiscal year 2015 includes charges of $94 million and $192 million related to our last-in-first-out (“LIFO”) method of accounting for inventories. Cost of sales for the second quarter and first six months of fiscal year 2014 includes $44 million of LIFO charges. The amounts were all recorded in our Distribution Solution segment.
(3)	Primarily represents the software business within our International Technology business in our Technology Solutions segment, which was sold during the second quarter of fiscal year 2015. Fiscal year 2014 also reflects our Hospital Automation business in our Technology Solutions segment, which was sold in the third quarter of fiscal year 2014. The amounts are fully attributable to McKesson Corporation.
(4)	Primarily represents the noncontrolling shareholders’ portion of net income from Celesio, our majority-owned subsidiary, acquired in the fourth quarter of fiscal year 2014.
(5)	Certain computations may reflect rounding adjustments.

Schedule 2A

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions, except per share amounts)

	Quarter Ended September 30, 2014						Change Vs. Prior Quarter
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)
Revenues	$44,758	$—	$—	$—	$—	$44,758	36%	36%
Gross profit	$2,923	$3	$—	$—	$94	$3,020	45	46
Operating expenses	(2,135)	129	62	—	—	(1,944)	60	59
Other income, net	24	(1)	—	—	—	23	167	156
Interest expense	(99)	—	—	—	—	(99)	68	68

Income from continuing operations before income taxes	713	131	62	—	94	1,000	12	25
Income tax expense	(222)	(39)	(22)	—	(37)	(320)	4	22

Income from continuing operations after tax	491	92	40	—	57	680	16	27
Income from continuing operations, net of tax, attributable to noncontrolling interests (1)	(8)	(12)	(2)	—	—	(22)	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$483	$80	$38	$—	$57	$658	14	23

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (2)	$2.05	$0.33	$0.16	$—	$0.25	$2.79	13%	21%

Diluted weighted average common shares	235	235	235	—	235	235	1%	1%

	Quarter Ended September 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$32,985	$—	$—	$—	$—	$32,985
Gross profit	$2,021	$5	$—	$—	$44	$2,070
Operating expenses	(1,335)	65	13	35	—	(1,222)
Other income, net	9	—	—	—	—	9
Interest expense	(59)	—	—	—	—	(59)

Income from continuing operations before income taxes	636	70	13	35	44	798
Income tax expense	(213)	(25)	(5)	(2)	(17)	(262)

Income from continuing operations after tax	423	45	8	33	27	536
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$423	$45	$8	$33	$27	$536

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (2)	$1.82	$0.19	$0.03	$0.14	$0.12	$2.30

Diluted weighted average common shares	233	233	233	233	233	233

(1)	Primarily represents the noncontrolling shareholders’ portion of income from continuing operations from Celesio, our majority-owned subsidiary, acquired in the fourth quarter of fiscal year 2014.
(2)	Certain computations may reflect rounding adjustments.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 2B

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions, except per share amounts)

	Six Months Ended September 30, 2014						Change Vs. Prior Period
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)
Revenues	$88,816	$—	$—	$—	$—	$88,816	36%	36%

Gross profit (1)	$5,720	$5	$—	$—	$192	$5,917	45	48
Operating expenses	(4,244)	256	111	—	—	(3,877)	63	61
Other income, net	44	—	—	—	—	44	193	193
Interest expense	(200)	—	—	—	—	(200)	69	69

Income from continuing operations before income taxes	1,320	261	111	—	192	1,884	7	26
Income tax expense	(404)	(80)	(37)	—	(75)	(596)	4	26

Income from continuing operations after tax	916	181	74	—	117	1,288	8	26
Income from continuing operations, net of tax, attributable to noncontrolling interests (2)	(16)	(23)	(6)	—	—	(45)	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$900	$158	$68	$—	$117	$1,243	6	21

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (3)	$3.83	$0.66	$0.30	$—	$0.50	$5.29	5%	20%

Diluted weighted average common shares	235	235	235	—	235	235	1%	1%

	Six Months Ended September 30, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$65,224	$—	$—	$—	$—	$65,224
Gross profit	$3,951	$11	$—	$—	$44	$4,006
Operating expenses	(2,610)	130	26	50	—	(2,404)
Other income, net	15	—	—	—	—	15
Interest expense	(118)	—	—	—	—	(118)

Income from continuing operations before income taxes	1,238	141	26	50	44	1,499
Income tax expense	(387)	(52)	(10)	(8)	(17)	(474)

Income from continuing operations after tax	851	89	16	42	27	1,025
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$851	$89	$16	$42	$27	$1,025

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (3)	$3.66	$0.38	$0.07	$0.18	$0.12	$4.41

Diluted weighted average common shares	232	232	232	232	232	232

(1)	Technology Solutions segment results for the first six months of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was primarily recorded in cost of sales.
(2)	Primarily represents the noncontrolling shareholders’ portion of income from continuing operations from Celesio, our majority-owned subsidiary, acquired in the fourth quarter of fiscal year 2014.
(3)	Certain computations may reflect rounding adjustments.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 3A

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions)

	Quarter Ended September 30, 2014			Quarter Ended September 30, 2013			Change
	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)		Adjusted Earnings (Non-GAAP)
REVENUES
Distribution Solutions
North America pharmaceutical distribution & services	$35,148	$—	$35,148	$30,702	$—	$30,702	14%		14%
International pharmaceutical distribution & services	7,312	—	7,312	—	—	—	—		—
Medical-Surgical distribution & services	1,528	—	1,528	1,467	—	1,467	4		4

Total Distribution Solutions	43,988	—	43,988	32,169	—	32,169	37		37

Technology Solutions - Products and Services	770	—	770	816	—	816	(6)		(6)

Revenues	$44,758	$—	$44,758	$32,985	$—	$32,985	36		36

GROSS PROFIT
Distribution Solutions	$2,540	$94	$2,634	$1,624	$44	$1,668	56		58
Technology Solutions	383	3	386	397	5	402	(4)		(4)

Gross profit	$2,923	$97	$3,020	$2,021	$49	$2,070	45		46

OPERATING EXPENSES
Distribution Solutions	$(1,766)	$177	$(1,589)	$(945)	$98	$(847)	87		88
Technology Solutions	(260)	11	(249)	(277)	14	(263)	(6)		(5)
Corporate	(109)	3	(106)	(113)	1	(112)	(4)		(5)

Operating expenses	$(2,135)	$191	$(1,944)	$(1,335)	$113	$(1,222)	60		59

OTHER INCOME, NET
Distribution Solutions	$19	$(1)	$18	$6	$—	$6	217		200
Technology Solutions	2	—	2	—	—	—	—		—
Corporate	3	—	3	3	—	3	—		—

Other income, net	$24	$(1)	$23	$9	$—	$9	167		156

OPERATING PROFIT
Distribution Solutions	$793	$270	$1,063	$685	$142	$827	16		29
Technology Solutions	125	14	139	120	19	139	4		—

Operating profit	918	284	1,202	805	161	966	14		24
Corporate	(106)	3	(103)	(110)	1	(109)	(4)		(6)
Interest Expense	(99)	—	(99)	(59)	—	(59)	68		68

Income from continuing operations before income taxes (1)	$713	$287	$1,000	$636	$162	$798	12		25

STATISTICS
Operating profit as a % of revenues
Distribution Solutions	1.80%		2.42%	2.13%		2.57%	(33)	bp	(15)	bp
Technology Solutions	16.23		18.05	14.71		17.03	152		102

(1)	For the fiscal year 2015, the amount is prior to attributing income from continuing operations from Celesio to the shareholders of noncontrolling interests.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 3B

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions)

	Six Months Ended September 30, 2014			Six Months Ended September 30, 2013			Change
	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)		Adjusted Earnings (Non-GAAP)
REVENUES
Distribution Solutions
North America pharmaceutical distribution & services	$69,452	$—	$69,452	$60,748	$—	$60,748	14%		14%
International pharmaceutical distribution & services	14,919	—	14,919	—	—	—	—		—
Medical-Surgical distribution & services	2,907	—	2,907	2,824	—	2,824	3		3

Total Distribution Solutions	87,278	—	87,278	63,572	—	63,572	37		37
Technology Solutions - Products and Services	1,538	—	1,538	1,652	—	1,652	(7)		(7)

Revenues	$88,816	$—	$88,816	$65,224	$—	$65,224	36		36

GROSS PROFIT
Distribution Solutions	$4,998	$192	$5,190	$3,144	$44	$3,188	59		63
Technology Solutions (1)	722	5	727	807	11	818	(11)		(11)

Gross profit	$5,720	$197	$5,917	$3,951	$55	$4,006	45		48

OPERATING EXPENSES
Distribution Solutions	$(3,494)	$336	$(3,158)	$(1,850)	$179	$(1,671)	89		89
Technology Solutions	(531)	21	(510)	(560)	26	(534)	(5)		(4)
Corporate	(219)	10	(209)	(200)	1	(199)	10		5

Operating expenses	$(4,244)	$367	$(3,877)	$(2,610)	$206	$(2,404)	63		61

OTHER INCOME, NET
Distribution Solutions	$37	$—	$37	$10	$—	$10	270		270
Technology Solutions	2	—	2	—	—	—	—		—
Corporate	5	—	5	5	—	5	—		—

Other income, net	$44	$—	$44	$15	$—	$15	193		193

OPERATING PROFIT
Distribution Solutions	$1,541	$528	$2,069	$1,304	$223	$1,527	18		35
Technology Solutions	193	26	219	247	37	284	(22)		(23)

Operating profit	1,734	554	2,288	1,551	260	1,811	12		26
Corporate	(214)	10	(204)	(195)	1	(194)	10		5
Interest Expense	(200)	—	(200)	(118)	—	(118)	69		69

Income from continuing operations before income taxes (2)	$1,320	$564	$1,884	$1,238	$261	$1,499	7		26

STATISTICS
Operating profit as a % of revenues
Distribution Solutions	1.77%		2.37%	2.05%		2.40%	(28	) bp	(3	) bp
Technology Solutions	12.55		14.24	14.95		17.19	(240)		(295)

(1)	Technology Solutions segment results for the first six months of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was primarily recorded in cost of sales.
(2)	For the fiscal year 2015, the amount is prior to attributing income from continuing operations from Celesio to the shareholders of noncontrolling interests.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 4A

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) - BY ADJUSTMENT TYPE

(unaudited)

(in millions)

	Quarter Ended September 30, 2014				Quarter Ended September 30, 2013
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$43,988	$770	$—	$44,758	$32,169	$816	$—	$32,985

Gross profit	$2,540	$383	$—	$2,923	$1,624	$397	$—	$2,021
Operating expenses	(1,766)	(260)	(109)	(2,135)	(945)	(277)	(113)	(1,335)
Other income, net	19	2	3	24	6	—	3	9

Income from continuing operations before interest expenses and income taxes	793	125	(106)	812	685	120	(110)	695
Interest expense	—	—	(99)	(99)	—	—	(59)	(59)

Income from continuing operations before income taxes (1)	$793	$125	$(205)	$713	$685	$120	$(169)	$636

Pre-Tax Adjustments:
Gross profit	$—	$3	$—	$3	$—	$5	$—	$5
Operating expenses	119	10	—	129	53	12	—	65
Other income, net	(1)	—	—	(1)	—	—	—	—

Amortization of acquisition-related intangibles	118	13	—	131	53	17	—	70

Gross profit	—	—	—	—	—	—	—	—
Operating expenses	58	1	3	62	10	2	1	13
Other income, net	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Acquisition expenses and related adjustments	58	1	3	62	10	2	1	13

Operating expenses - Litigation reserve adjustments	—	—	—	—	35	—	—	35

Gross profit - LIFO-related adjustments	94	—	—	94	44	—	—	44

Total pre-tax adjustments	$270	$14	$3	$287	$142	$19	$1	$162

Adjusted Earnings (Non-GAAP):
Revenues	$43,988	$770	$—	$44,758	$32,169	$816	$—	$32,985

Gross profit	$2,634	$386	$—	$3,020	$1,668	$402	$—	$2,070
Operating expenses	(1,589)	(249)	(106)	(1,944)	(847)	(263)	(112)	(1,222)
Other income, net	18	2	3	23	6	—	3	9

Income from continuing operations before interest expenses and income taxes	1,063	139	(103)	1,099	827	139	(109)	857
Interest expense	—	—	(99)	(99)	—	—	(59)	(59)

Income from continuing operations before income taxes (1)	$1,063	$139	$(202)	$1,000	$827	$139	$(168)	$798

(1)	For the fiscal year 2015, the amount is prior to attributing income from continuing operations from Celesio to the shareholders of noncontrolling interests.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 4B

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) - BY ADJUSTMENT TYPE

(unaudited)

(in millions)

	Six Months Ended September 30, 2014				Six Months Ended September 30, 2013
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$87,278	$1,538	$—	$88,816	$63,572	$1,652	$—	$65,224

Gross profit (1)	$4,998	$722	$—	$5,720	$3,144	$807	$—	$3,951
Operating expenses	(3,494)	(531)	(219)	(4,244)	(1,850)	(560)	(200)	(2,610)
Other income, net	37	2	5	44	10	—	5	15

Income from continuing operations before interest expense and income taxes	1,541	193	(214)	1,520	1,304	247	(195)	1,356
Interest expense	—	—	(200)	(200)	—	—	(118)	(118)

Income from continuing operations before income taxes (2)	$1,541	$193	$(414)	$1,320	$1,304	$247	$(313)	$1,238

Pre-Tax Adjustments:
Gross profit	$—	$5	$—	$5	$—	$11	$—	$11
Operating expenses	236	20	—	256	107	23	—	130
Other income, net	—	—	—	—	—	—	—	—

Amortization of acquisition-related intangibles	236	25	—	261	107	34	—	141

Gross profit	—	—	—	—	—	—	—	—
Operating expenses	100	1	10	111	22	3	1	26
Other income, net	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Acquisition expenses and related adjustments	100	1	10	111	22	3	1	26

Operating expenses - Litigation reserve adjustments	—	—	—	—	50	—	—	50

Gross profit - LIFO-related adjustments	192	—	—	192	44	—	—	44

Total pre-tax adjustments	$528	$26	$10	$564	$223	$37	$1	$261

Adjusted Earnings (Non-GAAP):
Revenues	$87,278	$1,538	$—	$88,816	$63,572	$1,652	$—	$65,224

Gross profit (1)	$5,190	$727	$—	$5,917	$3,188	$818	$—	$4,006
Operating expenses	(3,158)	(510)	(209)	(3,877)	(1,671)	(534)	(199)	(2,404)
Other income, net	37	2	5	44	10	—	5	15

Income from continuing operations before interest expense and income taxes	2,069	219	(204)	2,084	1,527	284	(194)	1,617
Interest expense	—	—	(200)	(200)	—	—	(118)	(118)

Income from continuing operations before income taxes (2)	$2,069	$219	$(404)	$1,884	$1,527	$284	$(312)	$1,499

(1)	Technology Solutions segment results for the first six months of fiscal year 2015 reflect a non-cash pre-tax charge of $34 million ($27 million after-tax) primarily relating to depreciation and amortization expense due to the reclassification of the workforce business within our International Technology business from discontinued operations to continuing operations. The charge was primarily recorded in cost of sales.
(2)	For the fiscal year 2015, the amount is prior to attributing income from continuing operations from Celesio to the shareholders of noncontrolling interests.

Refer to the definitions related to Adjusted Earnings (Non-GAAP) financial information.

Schedule 5

McKESSON CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in millions)

	September 30,	March 31,
	2014	2014
ASSETS
Current Assets
Cash and cash equivalents	$3,804	$4,193
Receivables, net	15,391	14,193
Inventories, net	14,063	13,308
Prepaid expenses and other	621	879

Total Current Assets	33,879	32,573

Property, Plant and Equipment, Net	2,174	2,222
Goodwill	10,095	9,927
Intangible Assets, Net	4,099	5,022
Other Assets	1,985	2,015

Total Assets	$52,232	$51,759

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Drafts and accounts payable	$22,656	$21,429
Short-term borrowings	525	346
Deferred revenue	1,003	1,236
Deferred tax liabilities	1,734	1,588
Current portion of long-term debt	427	1,424
Other accrued liabilities	2,992	3,478

Total Current Liabilities	29,337	29,501
Long-Term Debt	9,620	8,949
Other Noncurrent Liabilities	2,749	2,991

McKesson Corporation Stockholders’ Equity	8,931	8,522
Noncontrolling Interests	1,595	1,796

Total Equity	10,526	10,318

Total Liabilities and Equity	$52,232	$51,759

Schedule 6

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Six Months Ended September 30,
	2014	2013
OPERATING ACTIVITIES
Net income	$888	$828
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	543	332
Deferred taxes	110	151
Share-based compensation expense	82	73
LIFO charges	192	44
Other non-cash items	18	18
Changes in operating assets and liabilities, net of acquisitions:
Receivables	(1,535)	(393)
Inventories	(1,161)	(235)
Drafts and accounts payable	1,502	344
Deferred revenue	(251)	(232)
Taxes	(66)	3
Litigation charges	—	50
Litigation settlement payments	—	(20)
Other	(157)	(150)

Net cash provided by operating activities	165	813

INVESTING ACTIVITIES
Property acquisitions	(191)	(133)
Capitalized software expenditures	(81)	(66)
Acquisitions, less cash and cash equivalents acquired	(31)	(116)
Other	(4)	41

Net cash used in investing activities	(307)	(274)

FINANCING ACTIVITIES
Proceeds from short-term borrowings	1,790	150
Repayments of short-term borrowings	(1,572)	(150)
Proceeds from issuances of long-term debt	7	—
Repayments of long-term debt	(233)	—
Common stock transactions:
Issuances	66	119
Share repurchases, including shares surrendered for tax withholding	(105)	(128)
Dividends paid	(115)	(99)
Other	(6)	71

Net cash used in financing activities	(168)	(37)

Effect of exchange rate changes on cash and cash equivalents	(79)	2

Net increase (decrease) in cash and cash equivalents	(389)	504
Cash and cash equivalents at beginning of period	4,193	2,456

Cash and cash equivalents at end of period	$3,804	$2,960

Definitions related to Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:

Amortization of acquisition-related intangibles - Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments - Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, gains or losses related to foreign currency contracts, and gains or losses on business combinations.

Litigation reserve adjustments - Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price litigation matter, as such term is defined in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014.

LIFO-related adjustments - Last-In-First-Out (“LIFO”) inventory-related adjustments.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification (“ASC”) 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.